UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2023

SEMILEDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000056	LEDS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described below in Item 5.02, Roger Lee resigned from the Board of Directors of SemiLEDs Corporation (the “Company”) effective July 10, 2023. On July 11, 2023, the Company received a notice from The NASDAQ Stock Market indicating that the Company no longer complies with the audit committee requirements as set forth in Listing Rule 5605 and confirming the Company’s opportunity to regain compliance within the cure period provided in Listing Rule 5605(c)(4), which is the earlier of the Company’s next annual meeting of stockholders or July 10, 2024, or if the next annual stockholders’ meeting is held before January 8, 2024, then the Company must evidence compliance no later than January 8, 2024.

On July 11, 2023, the Company received a separate notice from The NASDAQ Stock Market indicating that the Company does not meet the minimum of $2,500,000 in stockholders’ equity required by Listing Rule 5550(b)(1) for continued listing. The Company also does not meet the alternatives of market value of listed securities or net income from continuing operations. Under the listing rule, the Company has 45 calendar days to submit a plan to regain compliance. If the plan is accepted by The NASDAQ Stock Market, an extension of up to 180 calendar days from July 11, 2023 will be granted.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, Roger Lee resigned as a director of SemiLEDs Corporation effective immediately due to personal reason. His decision was not the result of any disagreement with the Company regarding its operations, policies, or practices. We are grateful for his service to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2023

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer